Exhibit 5(c)


Allstate Life Insurance Company of New York                             BD70
MAIL: P.O. Box 94040
Palatine, IL 60094-4040

Application for Morgan Stanley Variable Annuity Suite
Issued by Allstate Life Insurance Company of New York
100 Motor Parkway, Hauppauge, New York 11738-5107
-------------------------------------------------------------------------------
1.      Select Product

// Allstate Variable Annuity - B Share // Allstate Variable Annuity - L Share

For Broker Use Only:

// Program B   // Program C
------------------------------------------------------------------------------
2.      Owner
If no Annuitant is specified in Section 4, the Owner will be the Annuitant.

______________________________  SS #/TIN ___/__/____
Name                            Date of birth         ____/____/____
______________________________  // Male // Female    Month Day  Year
Street Address                  // Trustee // CRT // Grantor // Non-Grantor
______________________________
City       State         Zip    Phone # ___/___/____

Are the Owner(s), Annuitant(s), and Beneficiary(ies) U.S. Citizens? // Yes // No
-------------------------------------------------------------------------------
3.      Joint Owner (If any)

______________________________  SS #/TIN ___/__/____
Name
______________________________  Date of birth         ____/____/____
Relationship to Owner           // Male // Female    Month Day  Year

-------------------------------------------------------------------------------
4.      Annuitant
Complete only if different from the Owner in Section 2.

______________________________  SS #/TIN ___/__/____
Name                            Date of birth         ____/____/____
______________________________  // Male // Female    Month Day  Year
Street Address
______________________________
City       State         Zip

Co-Annuitant
Complete only if Spousal Protection Benefit is selected (see section 9).

______________________________  SS #/TIN ___/__/____
Name                            Date of birth         ____/____/____
______________________________  // Male // Female    Month Day  Year

------------------------------------------------------------------------------
5.      Beneficiary(ies)
Spouse must be the sole primary beneficiary if the Spousal Protection Benefit is selected.

______________________________________________________________________________
Primary Name          SS#         Relationship to Owner          Percentage
______________________________________________________________________________
Primary Name          SS#         Relationship to Owner          Percentage
______________________________________________________________________________
Primary Name          SS#         Relationship to Owner          Percentage
______________________________________________________________________________
Contingent Name(s)    SS#         Relationship to Owner          Percentage

------------------------------------------------------------------------------
6.      Type of Plan

// Nonqualified // Traditional IRA // SEP-IRA // Roth IRA // 401(k) // 401(a) // 403(b) // Custodial // Other _______________________
Tax year for which IRA contribution is being made _________
// Employer   // Employee

------------------------------------------------------------------------------
7.      Source of Funds

// Initial Payment // Transfer  // Rollover  // 1035 Exchange

------------------------------------------------------------------------------
8.      Investment Selection and Programs

Please check selected investment choice(s) and indicate whole percentage allocations in the initial payment allocation column. If electing the DCA, Interest Averaging, or Growback Programs, please indicate whole percentage allocations in the Target Subaccount column and complete program instructions below.
------------------------------------------------------------------------------
Initial $ _______
Make check payment to Allstate Life Insurance Company of New York.


                                        Initial
                                        Payment         Target
AIM V.I. (Series II)                    Allocation      Subaccount
// Basic Value Fund                     ____%           ____%
// Capital Appreciation Fund            ____%           ____%
// Premier Equity Fund                  ____%           ____%

AllianceBernstein (Class B)
// Growth Portfolio                     ____%           ____%
// Growth and Income Portfolio          ____%           ____%
// Premier Growth Portfolio             ____%           ____%
// Small Cap Value Portfolio            ____%           ____%

Morgan Stanley UIF (Class II)
// Active International Allocation
   Portfolio                            ____%           ____%
// Emerging Markets Debt Portfolio      ____%           ____%
// Emerging Markets Equity Portfolio    ____%           ____%
// Equity Growth Portfolio              ____%           ____%
// Equity and Income Portfolio          ____%           ____%
// Global Franchise Portfolio           ____%           ____%
// Mid Cap Growth Portfolio             ____%           ____%
// Small Company Growth Portfolio       ____%           ____%
// U.S. Mid Cap Core Portfolio          ____%           ____%
// U.S. Real Estate Portfolio           ____%           ____%

Morgan Stanley VIS (Class Y)
// Aggressive Equity Portfolio          ____%           ____%
// Dividend Growth Portfolio            ____%           ____%
// Equity Portfolio                     ____%           ____%
// European Growth Portfolio            ____%           ____%
// Global Advantage Portfolio           ____%           ____%
// Global Dividend Growth Portfolio     ____%           ____%
// High Yield Portfolio                 ____%           ____%
// Income Builder Portfolio             ____%           ____%
// Information Portfolio                ____%           ____%
// Limited Duration Portfolio           ____%           ____%

Morgan Stanley VIS (Class Y) - continued
// Money Market Portfolio               ____%           ____%
// Pacific Growth Portfolio             ____%           ____%
// Quality Income Plus Portfolio        ____%           ____%
// S&P 500 Index Portfolio              ____%           ____%
// Strategist Portfolio                 ____%           ____%
// Utilities Portfolio                  ____%           ____%

Putnam VT (Class IB)
// The George Putnam Fund of Boston     ____%           ____%
// Growth and Income Fund               ____%           ____%
// International Equity Fund            ____%           ____%
// Investors Fund                       ____%           ____%
// Voyager Fund                         ____%           ____%

Van Kampen LIT (Class II)
// Aggressive Growth Portfolio          ____%           ____%
// Comstock Portfolio                   ____%           ____%
// Emerging Growth Portfolio            ____%           ____%
// Growth and Income Portfolio          ____%           ____%

Fixed Accounts*
// 3- to 6-Month DCA Account**          ____%
// 7- to 12-Month DCA Account**         ____%
// _________________                    ____%
// 1-Year Account                       ____%
// 3-Year Account                       ____%
// 5-Year Account                       ____%
// 7-Year Account                       ____%
// _________________                    ____%

                                Total   100%

Interest Averaging*

// Take the interest earned from any of the ____ Fixed Accounts* (1,3,5, or 7) and invest it, on a monthly basis, in the subaccounts selected in the Target Subaccount column.
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Growback*

// Allocate a portion of my initial payment to the ____ (3,5, or 7) Year Fixed Account* so that over the guaranteed period the amount will have grown to an amount equal to the initial payment assuming no withdrawals or transfers. The remaining balance will be applied in the Target Subaccount column.
-------------------------------------------------------------------------------
Automatic Rebalancing  Transfer frequency: Quarterly (default)

// Rebalance to initial allocation of variable subaccounts
// Custom model (Investment choice and whole percentage allocations):

_____________________________________________________________________________
_____________________________________________________________________________

*Fixed Accounts may not be available in all products. Standard Fixed Accounts are not available in Allstate Variable Annuity - L Share. See contract or prospectus for more details.
**All assets must be transferred into the variable subaccounts by the end of the selected DCA Program period.

The programs above may be terminated or modified at any time by the insurer or by providing written notice to the other party or, if investment option balances are inadequate, by executing the request transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in the Systematic Withdrawal Plan.

-------------------------------------------------------------------------------
9.      Optional Riders
May not be available in all state or in all products. Additional charges may apply; see the prospectus for more details.

Retirement Income Guarantee

Only available for owners and annuitants age 0-75.
// Retirement Income Guarantee (Rider 1): Annual Increase
        OR
// Retirement Income Guarantee (Rider 2); Greater of Annual Increase or Maximum Anniversary Value

Death Benefit

Options available for owners, annuitant and co-annuitant age 0-79:
// Maximum Anniversary Value
// Spousal Protection Benefit (Available only for IRAs)
-------------------------------------------------------------------------------
Optional Programs

10a.    Automatic Additional Program

I authorize the insurer to begin automatic debits from the account designated below. The funds withdrawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase Payment). (Minimum addition $50.)

I wish to have a monthly amount of $_____ withdrawn on the ___day* of every month.
The debits should begin in _______ (month).
Debit my (check one) // Checking Account  // Savings Account

______________________________________________________________________
Financial Institution
______________________________________________________________________
Address
______________________________________________________________________
ABA No.                 Acct. No.

*Please allow three business days for the payment to be credited to your annuity.
A VOIDED BLANK CHECK FOR THE ABOVE ACCOUNT MUST BE ATTACHED.
------------------------------------------------------------------------------

10b.    Dollar Cost Averaging Program
May not be available in all products.

Transfer to
(select investment option)  Percent per transfer    Transfer frequency:  Monthly
_________________________   ___________________%
_________________________   ___________________%
_________________________   ___________________%
_________________________   ___________________%
                                Total   =   100%

Number of occurrences (3-12) ________
All assets must be transferred into the variable subaccounts within 3 to 12 months from the date of enrollment.

The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/withdrawal. (Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments.) In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.

Investment Selection (continued)
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10c.    Systematic Withdrawal Program

I authorize the insurer to begin systematic withdrawals in the net amount of $_____ from my annuity. This amount should be withdrawn on the ____ day beginning in the month of _______ (please allow three business days for receipt of a direct deposit or seven business days for receipt of a check). The account value will be reduced to reflect the amount received, as well as applicable charges, adjustments, and income tax withholding. I understand that withdrawals may result in taxable income and, prior to owner's age of 59 1/2, may be subject to a 10% penalty. Frequency of payments: // Monthly // Quarterly
// Semiannually   // Annually

Specify percentage to be withdrawn (whole percentages only):



AIM V.I. (Series II)
// Basic Value Fund                     ____%
// Capital Appreciation Fund            ____%
// Premier Equity Fund                  ____%

AllianceBernstein (Class B)
// Growth Portfolio                     ____%
// Growth and Income Portfolio          ____%
// Premier Growth Portfolio             ____%
// Small Cap Value Portfolio            ____%

Morgan Stanley UIF (Class II)
// Active International Allocation
   Portfolio                            ____%
// Emerging Markets Debt Portfolio      ____%
// Emerging Markets Equity Portfolio    ____%
// Equity Growth Portfolio              ____%
// Equity and Income Portfolio          ____%
// Global Franchise Portfolio           ____%
// Mid Cap Growth Portfolio             ____%
// Small Company Growth Portfolio       ____%
// U.S. Mid Cap Core Portfolio          ____%
// U.S. Real Estate Portfolio           ____%

Morgan Stanley VIS (Class Y)
// Aggressive Equity Portfolio          ____%
// Dividend Growth Portfolio            ____%
// Equity Portfolio                     ____%
// European Growth Portfolio            ____%
// Global Advantage Portfolio           ____%
// Global Dividend Growth Portfolio     ____%
// High Yield Portfolio                 ____%
// Income Builder Portfolio             ____%
// Information Portfolio                ____%
// Limited Duration Portfolio           ____%

Morgan Stanley VIS (Class Y) - continued
// Money Market Portfolio               ____%
// Pacific Growth Portfolio             ____%
// Quality Income Plus Portfolio        ____%
// S&P 500 Index Portfolio              ____%
// Strategist Portfolio                 ____%
// Utilities Portfolio                  ____%

Putnam VT (Class IB)
// The George Putnam Fund of Boston     ____%
// Growth and Income Fund               ____%
// International Equity Fund            ____%
// Investors Fund                       ____%
// Voyager Fund                         ____%

Van Kampen LIT (Class II)
// Aggressive Growth Portfolio          ____%
// Comstock Portfolio                   ____%
// Emerging Growth Portfolio            ____%
// Growth and Income Portfolio          ____%

Fixed Accounts*
// 3- to 6-Month DCA Account**          ____%
// 7- to 12-Month DCA Account**         ____%
// _________________                    ____%
// 1-Year Account                       ____%
// 3-Year Account                       ____%
// 5-Year Account                       ____%
// 7-Year Account                       ____%
// _________________                    ____%


_____________________________________________________________________________
Please deposit the above-designated amount to (check one) // Checking Account // Savings Account
_____________________________________________________________________________
Financial Institution
_____________________________________________________________________________
Address
_____________________________________________________________________________
ABA No.                         Acct. No.

A VOIDED BLANK CHECK FOR THE ABOVE-NAMED ACCOUNT MUST BE ATTACHED.
If, instead of a direct deposit, you with to have a check mailed to you, complete the following: (Otherwise, we will send to the address of record.)

_____________________________________________________________________________
Payee's Name                    Acct. No.*
_____________________________________________________________________________
Address
_____________________________________________________________________________
City                            State                   Zip

*If applicable

Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize. The distributions you receive from the insurer are subject to federal income tax withholding unless you elect not to have withholding apply.

FEDERAL WITHHOLDING ELECTION FOR NON-PERIODIC DISTRIBUTIONS

Note:  You may want to consult with your tax advisor.
A separate election must be received from each owner on a contract.

// No Withholding: I do NOT want federal income tax withheld. (Federal income tax will be withheld unless this box is checked.)
------------------------------------------------------------------------------
// Withholding: I do want federal income tax withheld. (Maximum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)
------------------------------------------------------------------------------

Notice of Withholding
A non-periodic distribution is any distribution made from an annuity contract that is not annuitized (including partial withdrawals, lump sum distributions, substantially equal period payments (SEPPs), and systematic withdrawals). Distributions taken prior to annuitization are considered to come from the earnings in the contract first. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 59 1/2, maybe subject to an additional 10% federal tax penalty. You may elect not to have federal income tax withheld from you distribution by contacting us. A withholding election will remain in effect until revoked, which you may do at nay time. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject to penalties under the estimated tax rules. If the withholding section is left blank, or if the social security number of tax identification number is not provided, 10% of the taxable portion of the distribution will be withheld for partial withdrawals and lump sum distributions. Even if you elect not to have withholding apply, you are liable for the payment of federal income tax on the taxable portion of the distribution.

Only residents of CA may request state withholding.
CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your election.

Do you want state income tax withheld?  // Yes  // No

Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

Resident state _____________________
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10d.    Authorization
My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. The program(s) selected may be terminated or modified at any time by me or Allstate Life Insurance Company of New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.

_______________________________         ____________________________________
Owner's Signature                       Representative Name
_______________________________         ____________________________________
Joint Owner's Signature (if applicable) Firm Name
                                        ____________________________________
                                        Phone Number
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11.     Special Remarks
(Attach separate page if necessary.)

_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

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12.     Do you have any existing annuity or life insurance contracts?
                // Yes  // No

Will the annuity applied for replace one or more existing annuity or life
insurance contracts?    // Yes  // No (If yes, explain in Special Remarks,
Section II.)

Have you purchased another annuity during the current calendar year?  // Yes
  // No

Do you or any joint owner currently own an annuity issued by the insurer?
        // Yes  // No

Dollar Cost Averaging ("DCA") is a method of investing. A primary objective of DCA is to attempt to reduce the impact of short-term price fluctuations on you investment portfolio. If you elect DCA, approximately the same dollar amounts are transferred on a periodic basis (e.g., monthly) from your source Account (e.g., your chosen DCA Program Account) to your selected Subaccount(s). By this method, more Accumulation Units are purchased when the value per Accumulation Unit is low and fewer Accumulation Units are purchased when the value per Accumulation Unit is high. Therefore, a lower average price per Accumulation Unit may be achieved over the long term. This method of investing allows you to take advantage of market fluctuations, but it does not assure a profit or protect against loss in declining markets.

Under our DCA program, you may allocate a contract contribution into a designated DCA Account(s) and reauthorize transfers to any of the Subaccounts over a time period. Each month, we will transfer amounts out of the DCA Account(s) into the Subaccounts you selected.

The interest-credited rate applied to assets remaining in the Dollar Cost Averaging Fixed Account(s) (the "DCA Account(s)") exceeds our actual earning rate on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your certificate. These charges do not increase as a result of allocating money to our DCA Account(s).

//   I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL  INFORMATION  (SAI).
     I/WE HAVE READ THE DISCLOSURE STATEMENT ABOVE.
     I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I A EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITH-HOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

3.      I AM A U.S. PERSON (INCLUDING U.S. RESIDENT ALIEN).

A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity and fund prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

____________________________________________________________________________
Owner's Signature                       Joint Owner's Signature
____________________________________________________________________________
Signed at: City,                        State                   Date

To the best of your knowledge, as Agent, does the owner have an existing
annuity or life insurance contract?  // Yes     // No

Do you, as Agent have reason to believe the product applied for will replace
existing annuities or insurance?        // Yes // No

____________________________________________________________________________
Licensed Agent Signature             Print Name         Broker/Dealer
____________________________________________________________________________
Social Security Number (required)    Address
____________________________________________________________________________
Licensed I.D. #                      E-mail address     Telephone

Note to agent: Please make sure client name and social security number appear on all client checks.

Exhibit 5(d)

Allstate Life Insurance Company of New York                             BD69
MAIL: P.O. Box 94040
Palatine, IL 60094-4040

Application for Morgan Stanley Variable Annuity Suite
Issued by Allstate Life Insurance Company of New York
100 Motor Parkway, Hauppauge, New York 11738-5107
-------------------------------------------------------------------------------
1.      Select Product

// Allstate Variable Annuity - B Share // Allstate Variable Annuity - L Share

For Broker Use Only:

// Program B   // Program C
------------------------------------------------------------------------------
2.      Owner
If no Annuitant is specified in Section 4, the Owner will be the Annuitant.

______________________________  SS #/TIN ___/__/____
Name                            Date of birth         ____/____/____
______________________________  // Male // Female    Month Day  Year
Street Address                  // Trustee // CRT // Grantor // Non-Grantor
______________________________
City       State         Zip    Phone # ___/___/____

Are the Owner(s), Annuitant(s), and Beneficiary(ies) U.S. Citizens? // Yes // No
-------------------------------------------------------------------------------
3.      Joint Owner (If any)

______________________________  SS #/TIN ___/__/____
Name
______________________________  Date of birth         ____/____/____
Relationship to Owner           // Male // Female    Month Day  Year

-------------------------------------------------------------------------------
4.      Annuitant
Complete only if different from the Owner in Section 2.

______________________________  SS #/TIN ___/__/____
Name                            Date of birth         ____/____/____
______________________________  // Male // Female    Month Day  Year
Street Address
______________________________
City       State         Zip

Co-Annuitant
Complete only if Spousal Protection Benefit is selected (see section 9).

______________________________  SS #/TIN ___/__/____
Name                            Date of birth         ____/____/____
______________________________  // Male // Female    Month Day  Year

------------------------------------------------------------------------------
5.      Beneficiary(ies)
Spouse must be the sole primary beneficiary if the Spousal Protection Benefit is selected.

______________________________________________________________________________
Primary Name          SS#         Relationship to Owner          Percentage
______________________________________________________________________________
Primary Name          SS#         Relationship to Owner          Percentage
______________________________________________________________________________
Primary Name          SS#         Relationship to Owner          Percentage
______________________________________________________________________________
Contingent Name(s)    SS#         Relationship to Owner          Percentage

------------------------------------------------------------------------------
6.      Type of Plan

// Nonqualified // Traditional IRA // SEP-IRA // Roth IRA // 401(k) // 401(a) // 403(b) // Custodial // Other _______________________
Tax year for which IRA contribution is being made _________
// Employer   // Employee

------------------------------------------------------------------------------
7.      Source of Funds

// Initial Payment // Transfer  // Rollover  // 1035 Exchange

------------------------------------------------------------------------------
8.      Investment Selection and Programs

Initial $ _______ Make check payment to Allstate Life Insurance Company of New York.
Complete either Section 8a or Section 8b.

------------------------------------------------------------------------------
8a.     Asset Allocation Program

By selecting ONE of the five asset allocation Models listed below, you acknowledge receipt of the Allstate Variable Annuity asset allocation program client materials, which describe each asset allocation Model, as well as the terms and conditions of the Allstate Variable Annuity asset allocation program. Please DO NOT make additional percentage allocations to any of the investment options in Section 8b. Investments will be allocated and transfers will be made automatically among the subaccounts participating in the Allstate Variable Annuity asset allocation program Model selected by you. These allocations and transfers will reflect current asset allocation recommendations (generally updated annually), without any further authorizations or instructions from you. Each Model represents a combination of investments with varying degrees of risk. These Models do not include Fixed Accounts. // Conservative // Moderately Conservative // Moderate // Moderately Aggressive // Aggressive

In addition to selecting your Model above, please elect ONE of the following:

// 100% of my purchase payments allocated to the Model above.
// A portion of my purchase payments to the Model and a portion to the Fixed Accounts*. (Must total 100%)

Model _____%    1-Year Account _____%           3-Year Account _____%
                5-Year Account _____%           7-Year Account _____%
// Dollar cost Averaging (DCA)**
My entire purchase payment will be allocated to the DCA Account and periodic transfers will be made to the Model above.
Select ONE: // 3- to 6-Month DCA Account**  // 7- to 12-Month DCA Account**
// Growback*
Allocate a portion of my initial payment to the _____ (3, 5, or 7) Year Fixed Account* so that over the guaranteed period the amount will have grown to an amount equal to the initial payment assuming no withdrawals or transfers. The remaining balance will be applied in the Model above.

------------------------------------------------------------------------------
8b.     Investment Selection
Please check selected investment choice(s) and indicate whole percentage allocations in the initial payment allocation column. If electing the DCA, Interest Averaging, or Growback Programs, please indicate whole percentage allocations in the Target Subaccount column and complete program instructions below. Do not complete this selection, if section 8a was completed.

                                        Initial
                                        Payment         Target
AIM V.I. (Series II)                    Allocation      Subaccount
// Basic Value Fund                     ____%           ____%
// Capital Appreciation Fund            ____%           ____%
// Premier Equity Fund                  ____%           ____%

AllianceBernstein (Class B)
// Growth Portfolio                     ____%           ____%
// Growth and Income Portfolio          ____%           ____%
// Premier Growth Portfolio             ____%           ____%
// Small Cap Value Portfolio            ____%           ____%

Morgan Stanley UIF (Class II)
// Active International Allocation
   Portfolio                             ____%           ____%
// Emerging Markets Debt Portfolio      ____%           ____%
// Emerging Markets Equity Portfolio    ____%           ____%
// Equity Growth Portfolio              ____%           ____%
// Equity and Income Portfolio          ____%           ____%
// Global Franchise Portfolio           ____%           ____%
// Mid Cap Growth Portfolio             ____%           ____%
// Small Company Growth Portfolio       ____%           ____%
// U.S. Mid Cap Core Portfolio          ____%           ____%
// U.S. Real Estate Portfolio           ____%           ____%

Morgan Stanley VIS (Class Y)
// Aggressive Equity Portfolio          ____%           ____%
// Dividend Growth Portfolio            ____%           ____%
// Equity Portfolio                     ____%           ____%
// European Growth Portfolio            ____%           ____%
// Global Advantage Portfolio           ____%           ____%
// Global Dividend Growth Portfolio     ____%           ____%
// High Yield Portfolio                 ____%           ____%
// Income Builder Portfolio             ____%           ____%
// Information Portfolio                ____%           ____%
// Limited Duration Portfolio           ____%           ____%

Morgan Stanley VIS (Class Y) - continued
// Money Market Portfolio               ____%           ____%
// Pacific Growth Portfolio             ____%           ____%
// Quality Income Plus Portfolio        ____%           ____%
// S&P 500 Index Portfolio              ____%           ____%
// Strategist Portfolio                 ____%           ____%
// Utilities Portfolio                  ____%           ____%

Putnam VT (Class IB)
// The George Putnam Fund of Boston     ____%           ____%
// Growth and Income Fund               ____%           ____%
// International Equity Fund            ____%           ____%
// Investors Fund                       ____%           ____%
// Voyager Fund                         ____%           ____%

Van Kampen LIT (Class II)
// Aggressive Growth Portfolio          ____%           ____%
// Comstock Portfolio                   ____%           ____%
// Emerging Growth Portfolio            ____%           ____%
// Growth and Income Portfolio          ____%           ____%

Fixed Accounts*
// 3- to 6-Month DCA Account**          ____%
// 7- to 12-Month DCA Account**         ____%
// _________________                    ____%
// 1-Year Account                       ____%
// 3-Year Account                       ____%
// 5-Year Account                       ____%
// 7-Year Account                       ____%
// _________________                    ____%

                                Total   100%

*Fixed Accounts may not be available in all products. Standard Fixed Accounts are not available in Allstate Variable Annuity - L Share. See contract or prospectus for more details.
**All assets must be transferred into the variable subaccounts by the end of the selected DCA Program period.

The programs above may be terminated or modified at any time by the insurer or by providing written notice to the other party or, if investment option balances are inadequate, by executing the request transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in the Systematic Withdrawal Plan.

-------------------------------------------------------------------------------

8b.     Investment Selection (continued)

Interest Averaging*

// Take the interest earned from any of the ____ Fixed Accounts* (1,3,5, or 7) and invest it, on a monthly basis, in the subaccounts selected in the Target Subaccount column.
-------------------------------------------------------------------------------
Growback*

// Allocate a portion of my initial payment to the ____ (3,5, or 7) Year Fixed Account* so that over the guaranteed period the amount will have grown to an amount equal to the initial payment assuming no withdrawals or transfers. The remaining balance will be applied in the Target Subaccount column.
-------------------------------------------------------------------------------
Automatic Rebalancing  Transfer frequency: Quarterly (default)

// Rebalance to initial allocation of variable subaccounts
// Custom model (Investment choice and whole percentage allocations):

_____________________________________________________________________________
_____________________________________________________________________________

*May not be available in all products. See contract or prospectus for more details.
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9.      Optional Riders
May not be available in all state or in all products. Additional charges may apply; see the prospectus for more details.

Retirement Income Guarantee

Only available for owners and annuitants age 0-75.
// Retirement Income Guarantee (Rider 1): Annual Increase
        OR
// Retirement Income Guarantee (Rider 2); Greater of Annual Increase or Maximum Anniversary Value

Death Benefit

Options available for owners, annuitant and co-annuitant age 0-79:
// Maximum Anniversary Value
// Spousal Protection Benefit (Available only for IRAs)
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Optional Programs

10a.    Automatic Additional Program

I authorize the insurer to begin automatic debits from the account designated below. The funds withdrawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase Payment). (Minimum addition $50.)

I wish to have a monthly amount of $_____ withdrawn on the ___day* of every month.
The debits should begin in _______ (month).
Debit my (check one) // Checking Account  // Savings Account

______________________________________________________________________
Financial Institution
______________________________________________________________________
Address
______________________________________________________________________
ABA No.                 Acct. No.

*Please allow three business days for the payment to be credited to your annuity.
A VOIDED BLANK CHECK FOR THE ABOVE ACCOUNT MUST BE ATTACHED.
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10b.    Dollar Cost Averaging Program
May not be available in all products.

Transfer to
(select investment option)  Percent per transfer    Transfer frequency:  Monthly
_________________________   ___________________%
_________________________   ___________________%
_________________________   ___________________%
_________________________   ___________________%
                                Total   =   100%

Number of occurrences (3-12) ________
All assets must be transferred into the variable subaccounts within 3 to 12 months from the date of enrollment.

The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/withdrawal. (Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments.) In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.

Investment Selection (continued)
------------------------------------------------------------------------------
10c.    Systematic Withdrawal Program

I authorize the insurer to begin systematic withdrawals in the net amount of $_____ from my annuity. This amount should be withdrawn on the ____ day beginning in the month of _______ (please allow three business days for receipt of a direct deposit or seven business days for receipt of a check). The account value will be reduced to reflect the amount received, as well as applicable charges, adjustments, and income tax withholding. I understand that withdrawals may result in taxable income and, prior to owner's age of 59 1/2, may be subject to a 10% penalty. Frequency of payments: // Monthly // Quarterly
// Semiannually   // Annually

Specify percentage to be withdrawn (whole percentages only):



AIM V.I. (Series II)
// Basic Value Fund                     ____%
// Capital Appreciation Fund            ____%
// Premier Equity Fund                  ____%

AllianceBernstein (Class B)
// Growth Portfolio                     ____%
// Growth and Income Portfolio          ____%
// Premier Growth Portfolio             ____%
// Small Cap Value Portfolio            ____%

Morgan Stanley UIF (Class II)
// Active International Allocation
   Portfolio                            ____%
// Emerging Markets Debt Portfolio      ____%
// Emerging Markets Equity Portfolio    ____%
// Equity Growth Portfolio              ____%
// Equity and Income Portfolio          ____%
// Global Franchise Portfolio           ____%
// Mid Cap Growth Portfolio             ____%
// Small Company Growth Portfolio       ____%
// U.S. Mid Cap Core Portfolio          ____%
// U.S. Real Estate Portfolio           ____%

Morgan Stanley VIS (Class Y)
// Aggressive Equity Portfolio          ____%
// Dividend Growth Portfolio            ____%
// Equity Portfolio                     ____%
// European Growth Portfolio            ____%
// Global Advantage Portfolio           ____%
// Global Dividend Growth Portfolio     ____%
// High Yield Portfolio                 ____%
// Income Builder Portfolio             ____%
// Information Portfolio                ____%
// Limited Duration Portfolio           ____%

Morgan Stanley VIS (Class Y) - continued
// Money Market Portfolio               ____%
// Pacific Growth Portfolio             ____%
// Quality Income Plus Portfolio        ____%
// S&P 500 Index Portfolio              ____%
// Strategist Portfolio                 ____%
// Utilities Portfolio                  ____%

Putnam VT (Class IB)
// The George Putnam Fund of Boston     ____%
// Growth and Income Fund               ____%
// International Equity Fund            ____%
// Investors Fund                       ____%
// Voyager Fund                         ____%

Van Kampen LIT (Class II)
// Aggressive Growth Portfolio          ____%
// Comstock Portfolio                   ____%
// Emerging Growth Portfolio            ____%
// Growth and Income Portfolio          ____%

Fixed Accounts*
// 3- to 6-Month DCA Account**          ____%
// 7- to 12-Month DCA Account**         ____%
// _________________                    ____%
// 1-Year Account                       ____%
// 3-Year Account                       ____%
// 5-Year Account                       ____%
// 7-Year Account                       ____%
// _________________                    ____%


_____________________________________________________________________________
Please deposit the above-designated amount to (check one) // Checking Account // Savings Account
_____________________________________________________________________________
Financial Institution
_____________________________________________________________________________
Address
_____________________________________________________________________________
ABA No.                         Acct. No.

A VOIDED BLANK CHECK FOR THE ABOVE-NAMED ACCOUNT MUST BE ATTACHED.
If, instead of a direct deposit, you with to have a check mailed to you, complete the following: (Otherwise, we will send to the address of record.)

_____________________________________________________________________________
Payee's Name                    Acct. No.*
_____________________________________________________________________________
Address
_____________________________________________________________________________
City                            State                   Zip

*If applicable

Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize. The distributions you receive from the insurer are subject to federal income tax withholding unless you elect not to have withholding apply.

FEDERAL WITHHOLDING ELECTION FOR NON-PERIODIC DISTRIBUTIONS

Note:  You may want to consult with your tax advisor.
A separate election must be received from each owner on a contract.

// No Withholding: I do NOT want federal income tax withheld. (Federal income tax will be withheld unless this box is checked.)
------------------------------------------------------------------------------
// Withholding: I do want federal income tax withheld. (Maximum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)
------------------------------------------------------------------------------

Notice of Withholding
A non-periodic distribution is any distribution made from an annuity contract that is not annuitized (including partial withdrawals, lump sum distributions, substantially equal period payments (SEPPs), and systematic withdrawals). Distributions taken prior to annuitization are considered to come from the earnings in the contract first. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 59 1/2, maybe subject to an additional 10% federal tax penalty. You may elect not to have federal income tax withheld from you distribution by contacting us. A withholding election will remain in effect until revoked, which you may do at nay time. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject to penalties under the estimated tax rules. If the withholding section is left blank, or if the social security number of tax identification number is not provided, 10% of the taxable portion of the distribution will be withheld for partial withdrawals and lump sum distributions. Even if you elect not to have withholding apply, you are liable for the payment of federal income tax on the taxable portion of the distribution.

Only residents of CA may request state withholding.
CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your election.

Do you want state income tax withheld?  // Yes  // No

Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

Resident state _____________________
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10d.    Authorization
My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. The program(s) selected may be terminated or modified at any time by me or Allstate Life Insurance Company of New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.

_______________________________         ____________________________________
Owner's Signature                       Representative Name
_______________________________         ____________________________________
Joint Owner's Signature (if applicable) Firm Name
                                        ____________________________________
                                        Phone Number
------------------------------------------------------------------------------
11.     Special Remarks
(Attach separate page if necessary.)

_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

------------------------------------------------------------------------------
12.     Do you have any existing annuity or life insurance contracts?
                // Yes  // No

Will the annuity applied for replace one or more existing annuity or life
insurance contracts?    // Yes  // No (If yes, explain in Special Remarks,
Section II.)

Have you purchased another annuity during the current calendar year?  // Yes
  // No

Do you or any joint owner currently own an annuity issued by the insurer?
        // Yes  // No

Dollar Cost Averaging ("DCA") is a method of investing. A primary objective of DCA is to attempt to reduce the impact of short-term price fluctuations on you investment portfolio. If you elect DCA, approximately the same dollar amounts are transferred on a periodic basis (e.g., monthly) from your source Account (e.g., your chosen DCA Program Account) to your selected Subaccount(s). By this method, more Accumulation Units are purchased when the value per Accumulation Unit is low and fewer Accumulation Units are purchased when the value per Accumulation Unit is high. Therefore, a lower average price per Accumulation Unit may be achieved over the long term. This method of investing allows you to take advantage of market fluctuations, but it does not assure a profit or protect against loss in declining markets.

Under our DCA program, you may allocate a contract contribution into a designated DCA Account(s) and reauthorize transfers to any of the Subaccounts over a time period. Each month, we will transfer amounts out of the DCA Account(s) into the Subaccounts you selected.

The interest-credited rate applied to assets remaining in the Dollar Cost Averaging Fixed Account(s) (the "DCA Account(s)") exceeds our actual earning rate on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your certificate. These charges do not increase as a result of allocating money to our DCA Account(s).

//   I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL  INFORMATION  (SAI).
     I/WE HAVE READ THE DISCLOSURE STATEMENT ABOVE.
     I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I A EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITH-HOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

3.      I AM A U.S. PERSON (INCLUDING U.S. RESIDENT ALIEN).

A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity and fund prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

____________________________________________________________________________
Owner's Signature                       Joint Owner's Signature
____________________________________________________________________________
Signed at: City,                        State                   Date

To the best of your knowledge, as Agent, does the owner have an existing
annuity or life insurance contract?  // Yes     // No

Do you, as Agent have reason to believe the product applied for will replace
existing annuities or insurance?        // Yes // No

____________________________________________________________________________
Licensed Agent Signature             Print Name         Broker/Dealer
____________________________________________________________________________
Social Security Number (required)    Address
____________________________________________________________________________
Licensed I.D. #                      E-mail address     Telephone

Note to agent: Please make sure client name and social security number appear on all client checks.